EXHIBIT 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Progressive Care Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)
the accompanying Annual Report on Form 10-K/A of the Registrant for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 1, 2013	By:	/s/ Alan Jay Weisberg
Alan Jay Weisberg
Chief Executive Officer
(Principal Executive Officer)